BBH CORE SELECT

PORTFOLIO OF INVESTMENTS

July 31, 2019 (unaudited)

Shares		Value
	COMMON STOCK (95.4%)
	BASIC MATERIALS (6.6%)
202,019	Celanese Corp. (Series A)	$22,660,471
141,443	Linde, Plc. (Ireland)	27,055,217
	Total Basic Materials	49,715,688
	COMMUNICATIONS (13.2%)
44,758	Alphabet, Inc. (Class C)[1]	54,456,163
1,048,658	Comcast Corp. (Class A)	45,270,566
	Total Communications	99,726,729
	CONSUMER CYCLICAL (8.3%)
457,048	Copart, Inc.[1]	35,434,932
30,305	Costco Wholesale Corp.	8,352,967
142,609	Dollar General Corp.	19,112,458
	Total Consumer Cyclical	62,900,357
	CONSUMER NON-CYCLICAL (36.6%)
138,072	Alcon, Inc. (Switzerland)[1]	8,111,730
413,661	Brown-Forman Corp. (Class B)	22,672,759
211,150	Colgate-Palmolive Co.	15,147,901
155,974	Diageo, Plc. ADR (United Kingdom)	26,028,941
131,855	FleetCor Technologies, Inc.[1]	37,469,235
354,256	Henry Schein, Inc.[1]	23,572,194
141,413	Nestle SA ADR (Switzerland)	15,001,091
347,132	Novartis AG ADR (Switzerland)	31,790,349
132,294	PayPal Holdings, Inc.[1]	14,605,258
265,995	Perrigo Co., Plc. (Ireland)	14,366,390
684,483	Sabre Corp.	16,092,195
359,148	Unilever NV (NY Shares) (Netherlands)	20,737,206
267,730	Zoetis, Inc. (Class A)	30,759,500
	Total Consumer Non-Cyclical	276,354,749
	FINANCIALS (16.6%)
208,890	Arthur J Gallagher & Co.	18,889,923
159	Berkshire Hathaway, Inc. (Class A)[1]	49,077,894
58,860	Mastercard, Inc. (Class A)	16,025,812
734,120	US Bancorp	41,954,958
	Total Financials	125,948,587
	INDUSTRIALS (5.3%)
248,961	Allegion, Plc. (Ireland)	25,777,422
121,651	Waste Management, Inc.	14,233,167
	Total Industrials	40,010,589
	TECHNOLOGY (8.8%)
103,185	KLA Corp.	14,066,179

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019 (unaudited)

Shares		Value
	COMMON STOCK (continued)
	TECHNOLOGY (continued)
930,059	Oracle Corp.	$52,362,322
	Total Technology	66,428,501
	Total Common Stock
	(Identified cost $388,830,013)	721,085,200

Principal Amount		Maturity Date	Interest Rate
	REPURCHASE AGREEMENTS (2.4%)
$17,900,000	National Australia Bank, Ltd.
	(Agreement dated 07/31/19
	Collateralized by U.S. Treasury
	Bond 8.750%, due 05/15/20,
	original par $17,070,000,
	valued at $18,258,000)	08/01/19	2.500%	17,900,000
	Total Repurchase Agreements
	(Identified cost $17,900,000)			17,900,000

TOTAL INVESTMENTS (Identified cost $406,730,013)[2]	97.8%	$ 738,985,200
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	2.2%	16,405,116
NET ASSETS	100.0%	$ 755,390,316

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $406,730,013, the aggregate gross unrealized appreciation is $341,740,958, and the aggregate gross unrealized depreciation is $9,485,771, resulting in net unrealized appreciation of $332,255,187.

Abbreviations:

ADR    −    American Depositary Receipt.

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019 (unaudited)

FAIR VALUE MEASUREMENTS

BBH Core Select (the “Fund”) is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

BBH CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2019 (unaudited)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2019.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of July 31, 2019
Common Stock:
Basic Materials	$49,715,688	$–	$–	$49,715,688
Communications	99,726,729	–	–	99,726,729
Consumer Cyclical	62,900,357	–	–	62,900,357
Consumer Non-Cyclical	276,354,749	–	–	276,354,749
Financials	125,948,587	–	–	125,948,587
Industrials	40,010,589	–	–	40,010,589
Technology	66,428,501	–	–	66,428,501
Repurchase Agreements	–	17,900,000	–	17,900,000
Investments, at value	$721,085,200	$17,900,000	$–	$738,985,200

Portfolio holdings are shown as of the date indicated. Since market conditions fluctuate suddenly and frequently, the portfolio holdings may change and this list is not indicative of future portfolio composition. These portfolio holdings are not intended to be and do not constitute recommendations that others buy, sell, or hold any of the securities listed.

For more complete information on the Fund, call 1-800-575-1265 for a prospectus or visit www.bbhfunds.com. You should consider the Fund's investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Fund's prospectus, which you should read carefully before investing.

The BBH Funds are managed by a separately identifiable department within Brown Brothers Harriman & Co. Shares of the Fund are distributed by ALPS Distributors, Inc. located at 1290 Broadway, Suite 1100, Denver, C0 80203.